From: cusip_confirmation <cusip_confirmation@cusip.com>
To: PIASPEN <PIASPEN@AOL.COM>
Subject: CUSIP Confirmation: SEQUOIA MGMT INFRASTRUCTURE SER 1 LLC
Date: Mon, Dec 9, 2013 9:51 am

CUSIP GLOBAL SERVICES
OPERATED BY CUSIP SERVICE BUREAU

CUSIP *Service Bureau*
55 Water Street - 45th Floor
New York, NY 10041

December 09, 2013

ALAN SHINDERMAN
QUICKSILVER STOCK TRANFER
6623 LAS VEGAS BLVD S STE 255
LAS VEGAS, NV 89119

ALAN SHINDERMAN,

This email confirmation is sent in response to your request for the **EXPRESS** assignment of / change request to a Corporate CUSIP number for:

ISSUER: SEQUOIA MGMT INFRASTRUCTURE SER 1 LLC

CUSIP NUMBER: U81507 AA0
ISIN NUMBER: USU81507AA09
ISSUE DESCRIPTION: MED TERM NT REG S
RATE: 5.500 %
MATURITY: 12/15/2023

CUSIP NUMBER: 81746A AA4
ISIN NUMBER: US81746AAA43
ISSUE DESCRIPTION: MED TERM NT 144A
RATE: 5.500 %
MATURITY: 12/15/2023

IMPORTANT NOTICE:

THIS MESSAGE IS FROM AN AUTOMATED MAIL SERVER.
REPLIES TO THIS SERVER ARE NEITHER MONITORED NOR ANSWERED.
THANK YOU.

The CUSIP Service Bureau requires that FINAL documentation (i.e. prospectus or official statement in print or electronic form) be sent to the CUSIP Service Bureau as soon as it is available. 'Requestor' risks suspension and/or withdrawal of the CUSIP number(s) without the receipt of final documentation by the CUSIP Service Bureau within 10 days of the offering date.

E-Mail addresses for final documents:

Corporate, Municipal & Govt: cusip_support@cusip.com

E-mail addresses for electronic preliminary documentation:

Corporate: cusip_corp@cusip.com
Municipal: cusip_muni@cusip.com
PPN: cusip_ppn@cusip.com
International: cusip_global@cusip.com

Please call the CUSIP Data Collection department at (212) 438-6565 with any questions.

Sincerely yours,